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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest reported): July 30, 2002


                             SMITHFIELD FOODS, INC.
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             (Exact name of registrant as specified in its chapter)

      Virginia                          0-2258                   52-0845861
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


                200 Commerce Street
                Smithfield, Virginia                              23430
           -----------------------------                     ---------------
     (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (757) 365-3000


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Item 5. Other Events and Regulation FD Disclosure.

On July 30, 2002, Joseph W. Luter, III, Chairman and Chief Executive Officer of the Registrant, and Daniel G. Stevens, Vice President and Chief Financial Officer of the Registrant, filed statements under oath with the Securities and Exchange Commission relating to the Registrant's filings under the Securities Exchange Act of 1934, as amended. The statements are in the form attached to Order No. 4-460 issued by the Securities and Exchange Commission on June 27, 2002. A copy of Mr. Luter's statement is included under Item 7, Exhibit 99.1 and a copy of Mr. Stevens' statement is included under Item 7, Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

Exhibit  Description

99.1     Statement under Oath by Joseph W. Luter, III, dated July 29, 2002 *
99.2     Statement under Oath by Daniel G. Stevens, dated July 29, 2002 *

*        Exhibit filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SMITHFIELD FOODS, INC.



Date: July 30, 2002                                   /s/Michael H. Cole
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                                                      Michael H. Cole
                                                      Secretary